EXHIBIT (j)
                  Other Material Contracts: Powers of Attorney

                                Power of Attorney

                                 With Respect To
                          Ameritas Life Insurance Corp.
                        Variable Life Insurance Products

James P. Abel,
whose signature appears below, constitutes and appoints Robert G. Lange and JoAnn M. Martin, and any such person(s) as Robert G. Lange may designate in writing directed to the President of Ameritas Life Insurance Corp., and each of them, as his attorney-in-fact, each with the power of substitution, for him in any and all capacities, to sign the initial registration statement for the Ameritas Life Insurance Corp. variable life insurance products listed below, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission ("SEC") and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

The separate accounts and variable products covered by this Power of Attorney are specified as:

AMERITAS VARIABLE SEPARATE ACCOUNT V.........................SEC File 811-04477
     Excel Performance VUL..............................SEC File No. 333-151913

AMERITAS LIFE INSURANCE CORP. SEPARATE ACCOUNT LLVL..........SEC File 811-08868
     Ameritas Advisor VUL...............................SEC File No. 333-151912

This Power of Attorney is effective August 27, 2008 and remains in effect until revoked or revised.

                           Signed:          /s/ James P. Abel
                                    --------------------------------------------
                                                   James P. Abel
                                                     Director

                                Power of Attorney

                                 With Respect To
                          Ameritas Life Insurance Corp.
                        Variable Life Insurance Products

Robert C. Barth,
whose signature appears below, constitutes and appoints Robert G. Lange and JoAnn M. Martin, and any such person(s) as Robert G. Lange may designate in writing directed to the President of Ameritas Life Insurance Corp., and each of them, as his attorney-in-fact, each with the power of substitution, for him in any and all capacities, to sign the initial registration statement for the Ameritas Life Insurance Corp. variable life insurance products listed below, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission ("SEC") and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

The separate accounts and variable products covered by this Power of Attorney are specified as:

AMERITAS VARIABLE SEPARATE ACCOUNT V.........................SEC File 811-04477
     Excel Performance VUL..............................SEC File No. 333-151913

AMERITAS LIFE INSURANCE CORP. SEPARATE ACCOUNT LLVL..........SEC File 811-08868
     Ameritas Advisor VUL...............................SEC File No. 333-151912

This Power of Attorney is effective August 27, 2008 and remains in effect until revoked or revised.

                   Signed:          /s/ Robert C. Barth
                            --------------------------------------------
                                          Robert C. Barth
                   Senior Vice President, Controller, & Chief Accounting Officer

                                Power of Attorney

                                 With Respect To
                          Ameritas Life Insurance Corp.
                        Variable Life Insurance Products

Jan M. Connolly,
whose signature appears below, constitutes and appoints Robert G. Lange and JoAnn M. Martin, and any such person(s) as Robert G. Lange may designate in writing directed to the President of Ameritas Life Insurance Corp., and each of them, as his attorney-in-fact, each with the power of substitution, for him in any and all capacities, to sign the initial registration statement for the Ameritas Life Insurance Corp. variable life insurance products listed below, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission ("SEC") and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

The separate accounts and variable products covered by this Power of Attorney are specified as:

AMERITAS VARIABLE SEPARATE ACCOUNT V........................SEC File 811-04477
     Excel Performance VUL.............................SEC File No. 333-151913

AMERITAS LIFE INSURANCE CORP. SEPARATE ACCOUNT LLVL.........SEC File 811-08868
     Ameritas Advisor VUL..............................SEC File No. 333-151912

This Power of Attorney is effective August 27, 2008 and remains in effect until revoked or revised.

                           Signed:          /s/ Jan M. Connolly
                                    --------------------------------------------
                                                  Jan M. Connolly
                                    Senior Vice President & Corporate Secretary

                                Power of Attorney

                                 With Respect To
                          Ameritas Life Insurance Corp.
                        Variable Life Insurance Products

William W. Cook, Jr.,
whose signature appears below, constitutes and appoints Robert G. Lange and JoAnn M. Martin, and any such person(s) as Robert G. Lange may designate in writing directed to the President of Ameritas Life Insurance Corp., and each of them, as his attorney-in-fact, each with the power of substitution, for him in any and all capacities, to sign the initial registration statement for the Ameritas Life Insurance Corp. variable life insurance products listed below, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission ("SEC") and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

The separate accounts and variable products covered by this Power of Attorney are specified as:

AMERITAS VARIABLE SEPARATE ACCOUNT V.........................SEC File 811-04477
     Excel Performance VUL..............................SEC File No. 333-151913

AMERITAS LIFE INSURANCE CORP. SEPARATE ACCOUNT LLVL..........SEC File 811-08868
     Ameritas Advisor VUL...............................SEC File No. 333-151912

This Power of Attorney is effective August 27, 2008 and remains in effect until revoked or revised.

                           Signed:           /s/ William W. Cook, Jr.
                                    --------------------------------------------
                                               William W. Cook, Jr.
                                                     Director

                                Power of Attorney

                                 With Respect To
                          Ameritas Life Insurance Corp.
                        Variable Life Insurance Products

Bert A. Getz,
whose signature appears below, constitutes and appoints Robert G. Lange and JoAnn M. Martin, and any such person(s) as Robert G. Lange may designate in writing directed to the President of Ameritas Life Insurance Corp., and each of them, as his attorney-in-fact, each with the power of substitution, for him in any and all capacities, to sign the initial registration statement for the Ameritas Life Insurance Corp. variable life insurance products listed below, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission ("SEC") and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

The separate accounts and variable products covered by this Power of Attorney are specified as:

AMERITAS VARIABLE SEPARATE ACCOUNT V..........................SEC File 811-04477
     Excel Performance VUL...............................SEC File No. 333-151913

AMERITAS LIFE INSURANCE CORP. SEPARATE ACCOUNT LLVL...........SEC File 811-08868
     Ameritas Advisor VUL................................SEC File No. 333-151912

This Power of Attorney is effective August 27, 2008 and remains in effect until revoked or revised.

                           Signed:          /s/ Bert A. Getz
                                    --------------------------------------------
                                                   Bert A. Getz
                                                     Director

                                Power of Attorney

                                 With Respect To
                          Ameritas Life Insurance Corp.
                        Variable Life Insurance Products

James R. Knapp,
whose signature appears below, constitutes and appoints Robert G. Lange and JoAnn M. Martin, and any such person(s) as Robert G. Lange may designate in writing directed to the President of Ameritas Life Insurance Corp., and each of them, as his attorney-in-fact, each with the power of substitution, for him in any and all capacities, to sign the initial registration statement for the Ameritas Life Insurance Corp. variable life insurance products listed below, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission ("SEC") and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

The separate accounts and variable products covered by this Power of Attorney are specified as:

AMERITAS VARIABLE SEPARATE ACCOUNT V.........................SEC File 811-04477
     Excel Performance VUL..............................SEC File No. 333-151913

AMERITAS LIFE INSURANCE CORP. SEPARATE ACCOUNT LLVL..........SEC File 811-08868
     Ameritas Advisor VUL...............................SEC File No. 333-151912

This Power of Attorney is effective August 27, 2008 and remains in effect until revoked or revised.

                           Signed:            /s/ James R. Knapp
                                    --------------------------------------------
                                                  James R. Knapp
                                                     Director

                                Power of Attorney

                                 With Respect To
                          Ameritas Life Insurance Corp.
                        Variable Life Insurance Products


Robert G. Lange,
whose signature appears below, constitutes and appoints Jan M. Connolly and JoAnn M. Martin, and any such person(s) as Jan M. Connolly may designate in writing directed to the President of Ameritas Life Insurance Corp., and each of them, as his attorney-in-fact, each with the power of substitution, for him in any and all capacities, to sign the initial registration statement for the Ameritas Life Insurance Corp. variable life insurance products listed below, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission ("SEC") and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

The separate accounts and variable products covered by this Power of Attorney are specified as:

AMERITAS VARIABLE SEPARATE ACCOUNT V..........................SEC File 811-04477
     Excel Performance VUL...............................SEC File No. 333-151913

AMERITAS LIFE INSURANCE CORP. SEPARATE ACCOUNT LLVL...........SEC File 811-08868
     Ameritas Advisor VUL................................SEC File No. 333-151912

This Power of Attorney is effective August 27, 2008 and remains in effect until revoked or revised.

                      Signed:            /s/ Robert G. Lange
                               --------------------------------------------
                                             Robert G. Lange
                          Vice President, General Counsel & Assistant Secretary

                                Power of Attorney

                                 With Respect To
                          Ameritas Life Insurance Corp.
                        Variable Life Insurance Products

William W. Lester,
whose signature appears below, constitutes and appoints Robert G. Lange and JoAnn M. Martin, and any such person(s) as Robert G. Lange may designate in writing directed to the President of Ameritas Life Insurance Corp., and each of them, as his attorney-in-fact, each with the power of substitution, for him in any and all capacities, to sign the initial registration statement for the Ameritas Life Insurance Corp. variable life insurance products listed below, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission ("SEC") and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

The separate accounts and variable products covered by this Power of Attorney are specified as:

AMERITAS VARIABLE SEPARATE ACCOUNT V.........................SEC File 811-04477
     Excel Performance VUL..............................SEC File No. 333-151913

AMERITAS LIFE INSURANCE CORP. SEPARATE ACCOUNT LLVL..........SEC File 811-08868
     Ameritas Advisor VUL...............................SEC File No. 333-151912

This Power of Attorney is effective August 27, 2008 and remains in effect until revoked or revised.

                           Signed:            /s/ William W. Lester
                                    --------------------------------------------
                                                 William W. Lester
                                  Senior Vice President, Investments & Treasurer

                                Power of Attorney

                                 With Respect To
                          Ameritas Life Insurance Corp.
                        Variable Life Insurance Products

JoAnn M. Martin,
whose signature appears below, constitutes and appoints Robert G. Lange and Jan
M. Connolly, and any such person(s) as Robert G. Lange may designate in writing directed to the President of Ameritas Life Insurance Corp., and each of them, as his attorney-in-fact, each with the power of substitution, for him in any and all capacities, to sign the initial registration statement for the Ameritas Life Insurance Corp. variable life insurance products listed below, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission ("SEC") and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

The separate accounts and variable products covered by this Power of Attorney are specified as:

AMERITAS VARIABLE SEPARATE ACCOUNT V..........................SEC File 811-04477
     Excel Performance VUL...............................SEC File No. 333-151913

AMERITAS LIFE INSURANCE CORP. SEPARATE ACCOUNT LLVL...........SEC File 811-08868
     Ameritas Advisor VUL................................SEC File No. 333-151912

This Power of Attorney is effective August 27, 2008 and remains in effect until revoked or revised.

                      Signed:            /s/ JoAnn M. Martin
                               --------------------------------------------
                                             JoAnn M. Martin
                          Chair, Director, President & Chief Executive Officer

                                Power of Attorney

                                 With Respect To
                          Ameritas Life Insurance Corp.
                        Variable Life Insurance Products

Tonn M. Ostergard,
whose signature appears below, constitutes and appoints Robert G. Lange and JoAnn M. Martin, and any such person(s) as Robert G. Lange may designate in writing directed to the President of Ameritas Life Insurance Corp., and each of them, as his attorney-in-fact, each with the power of substitution, for him in any and all capacities, to sign the initial registration statement for the Ameritas Life Insurance Corp. variable life insurance products listed below, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission ("SEC") and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

The separate accounts and variable products covered by this Power of Attorney are specified as:

AMERITAS VARIABLE SEPARATE ACCOUNT V........................SEC File 811-04477
     Excel Performance VUL.............................SEC File No. 333-151913

AMERITAS LIFE INSURANCE CORP. SEPARATE ACCOUNT LLVL.........SEC File 811-08868
     Ameritas Advisor VUL..............................SEC File No. 333-151912

This Power of Attorney is effective August 27, 2008 and remains in effect until revoked or revised.

                           Signed:            /s/ Tonn M. Ostergard
                                    --------------------------------------------
                                                 Tonn M. Ostergard
                                                     Director

                                Power of Attorney

                                 With Respect To
                          Ameritas Life Insurance Corp.
                        Variable Life Insurance Products

Paul C. Schorr, III,
whose signature appears below, constitutes and appoints Robert G. Lange and JoAnn M. Martin, and any such person(s) as Robert G. Lange may designate in writing directed to the President of Ameritas Life Insurance Corp., and each of them, as his attorney-in-fact, each with the power of substitution, for him in any and all capacities, to sign the initial registration statement for the Ameritas Life Insurance Corp. variable life insurance products listed below, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission ("SEC") and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

The separate accounts and variable products covered by this Power of Attorney are specified as:

AMERITAS VARIABLE SEPARATE ACCOUNT V.........................SEC File 811-04477
     Excel Performance VUL..............................SEC File No. 333-151913

AMERITAS LIFE INSURANCE CORP. SEPARATE ACCOUNT LLVL..........SEC File 811-08868
     Ameritas Advisor VUL...............................SEC File No. 333-151912

This Power of Attorney is effective August 27, 2008 and remains in effect until revoked or revised.

                           Signed:             /s/ Paul C. Schorr, III
                                    --------------------------------------------
                                                Paul C. Schorr, III
                                                     Director

                                Power of Attorney

                                 With Respect To
                          Ameritas Life Insurance Corp.
                        Variable Life Insurance Products

Winston J. Wade,
whose signature appears below, constitutes and appoints Robert G. Lange and JoAnn M. Martin, and any such person(s) as Robert G. Lange may designate in writing directed to the President of Ameritas Life Insurance Corp., and each of them, as his attorney-in-fact, each with the power of substitution, for him in any and all capacities, to sign the initial registration statement for the Ameritas Life Insurance Corp. variable life insurance products listed below, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission ("SEC") and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

The separate accounts and variable products covered by this Power of Attorney are specified as:

AMERITAS VARIABLE SEPARATE ACCOUNT V..........................SEC File 811-04477
     Excel Performance VUL...............................SEC File No. 333-151913

AMERITAS LIFE INSURANCE CORP. SEPARATE ACCOUNT LLVL...........SEC File 811-08868
     Ameritas Advisor VUL................................SEC File No. 333-151912

This Power of Attorney is effective August 27, 2008 and remains in effect until revoked or revised.

                           Signed:             /s/ Winston J. Wade
                                    --------------------------------------------
                                                   Winston J. Wade
                                                     Director